                                                                    Exhibit 10.4



                             DATA DIMENSIONS, INC.

                        1988 INCENTIVE STOCK OPTION PLAN

                                      AND

                      1988 NONSTATUTORY STOCK OPTION PLAN



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                                    ARTICLE I
                       PURPOSE OF PLANS AND PLAN DOCUMENT

    1.1 PURPOSE. The purpose of these Plans is to promote the growth and profitability of the Company by providing, through the ownership of Shares, incentives to attract and retain highly talented persons and to motivate such persons to use their best efforts on behalf of the Company and other Participating Companies.

    1.2 COMBINED PLAN DOCUMENT. This Plan document is intended to implement and govern the following two separate stock option plans of the Company:

        (i)  1988 Incentive Stock Option Plan; and

       (ii) 1988 Nonstatutory Stock Option Plan.

Unless specified otherwise, all provisions of this Plan document relate equally to both the 1988 Incentive Stock Option Plan and the Nonstatutory Stock Option Plan, which Plans are condensed into one Plan document solely for purposes of administrative convenience and are not intended to constitute tandem plans.

                                   ARTICLE 2

                                  DEFINITIONS

    For the purposes of this Plan, the following terms shall have the meanings set forth in this Article 2:

    2.1 ACCRUED INSTALLMENT. The term "Accrued Installment" shall mean any vested installment of an Option.

    2.2 BOARD. The term "Board" shall mean the Board of Directors of the Company.

    2.3 COMMITTEE. The term "Committee" shall mean a committee appointed by the Board pursuant to Section 3.4 and constituting not less than three members of the Board.

    2.4 COMPANY. The term "Company" shall mean Data Dimensions, Inc., a Delaware corporation, and any Participating Company.

    2.5 DIRECTOR. The term "Director" shall mean a member of the Board, or a member of the board of directors of any Participating Company.


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    2.6  DISINTERESTED PERSON.  The term "Disinterested Person" shall mean any person defined as a disinterested person under Rule 16b-3 of the Securities and Exchange Commission as promulgated under the Exchange Act.

    2.7  EFFECTIVE DATE.  The term "Effective Date" shall mean March 14, 1988.

    2.8  ELIGIBLE PERSON.

         (a) For the purpose of the Incentive Stock Option Plan, the term "Eligible Person" shall mean any key employee of any Participating Company, as determined by the Board or Committee.

         (b) For the purpose of the Nonstatutory Stock Option Plan, the term "Eligible Person" shall mean any employee or Director of any Participating Company.

    2.9 EXCHANGE ACT. The term "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

    2.10 FAIR MARKET VALUE. The term "Fair Market Value" when used with respect to the determination of the option price of Options, shall mean the fair market value as determined in good faith by the Board as of the date the Option is granted.

    2.11 INCENTIVE STOCK OPTION. The term "Incentive Stock Option" shall mean any Option intended to satisfy the requirements under I.R.C. Section 422A as an incentive stock option which qualifies for special tax treatment under I.R.C.
Section 421 ET SEQ.

    2.12 INCENTIVE STOCK OPTION PLAN. The term "Incentive Stock Option Plan" shall mean the stock option plan of the Company set forth herein and which provides for the granting of Incentive Stock Options.

    2.13 I.R.C. The term "I.R.C." shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.

    2.14 INTERNAL REVENUE CODE OF 1954. The term "Internal Revenue Code of 1954" shall mean the Internal Revenue Code in effect prior to the date of enactment of the Tax Reform Act of 1986.

    2.15 NONSTATUTORY STOCK OPTION. The term "Nonstatutory Stock Option" shall mean any Option granted hereunder which is not an Incentive Stock Option.



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    2.16  NONSTATUTORY STOCK OPTION PLAN.  The term "Nonstatutory Stock Option
Plan" shall mean the stock option plan of the Company set forth herein and which provides for the granting of Options that do not qualify as Incentive Stock Options.

    2.17 OPTION. The term "Option" shall mean an option to acquire Shares granted under the Plans.

    2.18 OPTIONEE. The term "Optionee" shall mean an Eligible Person who has been granted Options.

    2.19 PARENT CORPORATION. The term "Parent Corporation" shall mean a corporation as defined in I.R.C. Section 425(e).

    2.20 PARTICIPATING COMPANY. The term "Participating Company" shall mean the Company and any Parent Corporation or Subsidiary Corporation.

    2.21 PLAN. The term "Plan" or "Plans" shall refer collectively to the Incentive Stock Option Plan and the Nonstatutory Stock Option Plan unless a specific reference to either is indicated.

    2.22 RESTRICTED SHAREHOLDER. The term "Restricted Shareholder" shall mean an Optionee granted an Incentive Stock Option who, at the time the Incentive Stock Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, with stock ownership determined in light of the attribution rules of I.R.C. Section 425(d).

    2.23 SHARES. The term "Shares" shall mean shares of the Company's authorized Common Stock, $.10 par value, and may be unissued shares or treasury shares or shares purchased for the purposes of the Plans.

    2.24 SUBSIDIARY CORPORATION. The term "Subsidiary Corporation" shall mean a corporation as defined in I.R.C. Section 425(f).

    2.25 TERMINATING TRANSACTION. The term "Terminating Transaction" shall mean any of the following events: (a) the dissolution or liquidation of the Company; (b) a reorganization, merger or consolidation of the Company with one or more other corporations as a result of which the Company goes out of existence or becomes a subsidiary of another corporation (which shall be deemed to have occurred if another corporation shall own, directly or indirectly, 80% or more of the aggregate voting power of all outstanding equity securities of the Company); (c) a sale of substantially all of the Company's assets; or (d) a sale to one person (or two or more persons acting in concert) of equity securities of the Company representing 80% or more of the aggregate voting power of all outstanding equity securities of the Company. As used herein or elsewhere in this Plan, the word "person" shall mean an individual, corporation, partnerships, association or other person or entity, or any group of two or more of the foregoing that have agreed to act together.


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    2.26  TERMINATION DATE.  The term "Termination Date" shall mean March 14,
1998.

    2.27 TOTAL DISABILITY. The term "Total Disability" shall mean a total and permanent disability as that term is defined in I.R.C. Section 105(d)(4).


                                    ARTICLE 3

                             ADMINISTRATION OF PLAN

    3.1 ADMINISTRATION BY BOARD. The Plan shall be administered by the Board. The Board shall have full and absolute power and authority in its sole discretion to (i) determine which Eligible persons shall receive Options, (ii) determine the terms and conditions, not inconsistent with the provisions of his Plan, of any Option granted hereunder, (iv) determine the number of Shares which may be issued upon exercise of the Options, and (v) interpret the provisions of this Plan and of any Options granted under this Plan.

    3.2 RULES AND REGULATIONS. The Board may adopt such rules and regulations as the Board may deem necessary or appropriate to carry out the purposes of the Plan and shall have authority to do everything necessary or appropriate to administer the Plan.

    3.3 BINDING AUTHORITY. All decisions, determinations, interpretations, or other actions by the Board shall be final, conclusive, and binding on all Eligible Persons, Optionees, Participating Companies and any successor-in-interest to such parties.

    3.4  ADMINISTRATION BY COMMITTEE.

         (a) The Board in its sole discretion may from time to time appoint a Committee to administer the Plan and exercise on a nonexclusive basis with the full Board all of the powers, authority and discretion of the Board under this Plan. The board may from time to time remove members from, or add members to, the Committee, and vacancies on the Committee shall be filled by the Board. The Board may abolish the Committee at any time and revest in the Board the exclusive administration of the Plan.

          (b) In establishing the Committee, the Board may but need not require each member of the Committee to be a Disinterested Person, and the Board may but is not required to take such other actions as are deemed necessary or advisable to conform these Plans to the requirements of Rule 16b-3 as promulgated under the Exchange Act.

          (c) The Committee shall report to the Board the names of Eligible Persons granted Options, the number of Shares subject to each Option and the terms and conditions of each such Option.

                                     ARTICLE 4

                       NUMBER OF SHARES AVAILABLE FOR GRANT

     4.1 MAXIMUM AGGREGATE NUMBER OF SHARES. Subject to the following provisions of this Section 4.1, the maximum aggregate number of Shares which may be optioned and sold under the Plans in the aggregate is 350,000. In the event that Options granted under the Plans shall for any reason terminate, lapse, be forfeited, or expire without being exercised, the Shares subject to such unexercised Options shall again be available for the granting of Options under the Plans. In the event that Shares which were previously issued by the Company upon exercise of an Option are reacquired by the Company as part of the consideration received (in accordance with Section 6.6(b) hereof) upon the subsequent exercise of an Option, such reacquired Shares shall again be available for the granting of Options hereunder.

     Amended 1989 increased to 700,000
     Amended 1992 increased to 1,000,000
     Amended 1995 increased to 1,500,000
     Amended 1992 -- Revised Limit in Aggregate

     4.2 AGGREGATE LIMITATION WITH RESPECT TO THE PARTICIPATION OF DIRECTORS UNDER THE PLANS. Subject to the following provisions of this Section 4.2, the maximum number of Shares which may be optioned and sold to Directors of the Company under the Nonstatutory Stock Option Plan in the aggregate is 50,000. In the event that Options granted under this limitation shall for any reason terminate, lapse, be forfeited, or expire without being exercised, the Shares subject to such unexercised Options shall again be available

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for the granting of Options under the limitations of this Section 4.2.  In the event that Shares which were previously issued by the Company upon exercise of an Option granted under the limitation of this Section 4.2 are reacquired by the Company as part of the consideration received (in accordance with Section 6.6(b) hereof) upon the subsequent exercise of an Option, such Shares shall again be available for the granting of Options under the limitation of this Section 4.2.

                                 ARTICLE 5

                               TERMS OF PLANS

     The Plans shall be effective as of the Effective Date and shall terminate on the Termination Date. No Option may be granted hereunder after the Termination Date.

                                 ARTICLE 6

                                OPTION TERMS

     6.1 FORM OF OPTION AGREEMENT. Any Option granted under the Plans shall be evidenced by an agreement ("Option Agreement") in which form as the Board, in its discretion, may from time to time approve. Any Option Agreement shall contain such terms and conditions as the Board may deem necessary or appropriate and which are not inconsistent with the provisions of the Plans.

     6.2 GRANT LIMITATIONS ON INCENTIVE STOCK OPTIONS. For options granted under the Incentive Stock Option Plan, the aggregate Fair Market Value (determined at the time the Option is granted) of the Shares for which Incentive Stock Options are exercisable for the first time by an Eligible Person under this Plan and any other plan of any Participating Company shall not exceed $100,000 in any calendar year.

     6.3 OPTION EXERCISE PRICE. The option exercise price for Shares to be issued under this Plan shall be determined by the Board in its sole discretion, but in no event shall the option exercise price be less than the Fair Market Value of the Shares. In the case of an Incentive Stock Option, if on the date of the grant of the Option the Optionee is a Restricted Shareholder, the option exercise price shall not be less than 110% of the Fair Market Value of the Shares. The date of grant shall be deemed to be the date on which the Board authorizes the grant of the Option, unless a subsequent date is specified in such authorization.

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     6.4  VESTING AND EXERCISABILITY OF OPTIONS.  Subject to the limitations set forth herein and/or in any applicable Option Agreement entered into hereunder, Options granted under the Plan shall vest and be exercisable in accordance with the rules set forth in this Section 6.4:

          (a) GENERAL. Subject to the other provisions of this Section 6.4, Options shall vest and become exercisable at such times and in such installments as the Board shall provide in each individual Option Agreement. Notwithstanding the foregoing, the Board may in its sole discretion accelerate the time at which an Option or installment thereof may be exercised. Unless otherwise provided in this Section 6.4 or in the Option Agreement pursuant to which an Option is granted, an Option may be exercised when Accrued Installments accrue as provided in such Option Agreement and at any time thereafter until, and including, the day before the Option Termination Date.

          (b) TERMINATION OF OPTIONS. All installments of an Option shall expire and terminate on such date as the Board shall determine ("Option Termination Date"), which in no event shall be later than 5 years from the date such Option is granted.

          (c) TERMINATION OF EMPLOYMENT OR DIRECTORSHIP OTHER THAN BY DEATH OR TOTAL DISABILITY. In the event that the employment of an Optionee with a Participating Company is terminated for any reason (other than death or Total Disability), any installments under an Option held by such termination date shall expire and become unexercisable as of the employment termination date or the directorship termination date (whichever may be applicable) shall expire and become unexercisable as of the earlier of (i) three months following the employment of directorship termination date or (ii) the original Option Termination Date. For purposes of these Plans, an Optionee who is an employee or a Director of any Participating Company shall not be deemed to have incurred a termination of his employment or a termination of his directorship (whichever may be applicable) so long as such Optionee is an employee or Director (whichever may be applicable) of any Participating Company.

          (d) LEAVE OF ABSENCE. In the case of any employee on an approved leave of absence, the Board may make such

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provision respecting continuance of the Option as the Board deems appropriate, except in no event shall an Option be exercisable after the original Option Termination Date.

          (e) DEATH OR TOTAL DISABILITY OF OPTIONEE WHILE EMPLOYED. In the event that the employment and/or directorship of an Optionee with a Participating Company is terminated by reason of death or Total Disability, any unexercised Accrued Installments of Options granted hereunder to such Optionee shall expire and become unexercisable as of the earlier of:

               (i)  The applicable Option Termination Date, or

              (ii) The first anniversary of the date of termination of employment and/or directorship of such Optionee by reason of the Optionee's death or Total Disability.

     Any such Accrued Installments of a deceased Optionee may be exercised prior to their expiration only by the person or persons to whom the Optionee's Option rights pass by will or the laws of descent and distribution. Any Option installments under such a deceased or disabled Optionee's Option that have not accrued as of the date of the employee's termination of employment and/or Director's termination of directorship due to death or Total Disability shall expire and become unexercisable as of the employment and/or directorship termination date.

          (f) TERMINATION OF AFFILIATION OF PARTICIPATING COMPANY. Notwithstanding the foregoing provisions of this Section 6.4, in the case of an Optionee who is an employee or Director of a Participating Company other than the Company, upon an Affiliation Termination (as defined herein) of such Participating Company such Optionee shall be deemed (for all purposes of these Plans) to have incurred a termination of his employment or directorship (whichever may be applicable) for reasons other than death or Total Disability, with such termination to be deemed effective as of the effective date of said Affiliation Termination. As used herein the term "Affiliation Termination" shall mean, with respect to a Participating Company, the termination of such Participating Company's status as a Participating Company (as defined herein) with respect to the Company.

     6.5 EXERCISE OF OPTIONS. An Option may be exercised in accordance with this Section 6.5 as to all or any portion of the Shares covered by an Accrued Installment of the Option from time to time during the applicable option period, except that an Option shall not be exercisable with respect to fractions of

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a Share.  Options may be exercised, in whole or in part, by giving written notice of exercise to the Company, which notice shall specify the number of Shares to be purchased and shall be accompanied by payment in full of the purchase price in accordance with Section 6.6. An Option shall be deemed exercised when such written notice of exercise has been received by the Company. No Shares shall be issued until full payment has been made and the Optionee has satisfied such other conditions as may required by this Plan; as may be required by applicable law, rules, or regulations; or as may be adopted or imposed by the Board. Until the issuance of stock certificates, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to optioned Shares notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other rights for which the date is prior to the date the stock certificate is issued, except as provided in Section 6.9(a).

     6.6  PAYMENT OF OPTION EXERCISE PRICE.

          (a) Except as otherwise provided in Section 6.6(b), the entire option exercise price shall be paid at the time the Option is exercised by cashier's check or such other means as deemed acceptable by the Company.

          (b) In the discretion of the Board, an Optionee may elect to pay for all or some of the Optionee's Shares with Shares previously acquired and owned at the time of exercise by the Optionee, subject to all restrictions and limitations of applicable laws, rules and regulations and subject to the satisfaction of any conditions the Board may impose, including but not limited to the making of such representations and warranties and the providing of such other assurances that the Board may require with respect to the Optionee's title to the Shares used for payment of the exercise price. Such payment shall be made by delivery of certificates representing Shares, duly endorsed or with duly signed stock power attached, such Shares to be valued on such basis as the Board shall determine.

     6.7 OPTIONS NOT TRANSFERABLE. Options granted under this Plan may not be sold, pledged, hypothecated, assigned, encumbered, gifted or otherwise transferred or alienated in any manner, whether voluntarily or involuntarily by operation of law, other than by will or the laws of descent and distribution, and may be exercised during the lifetime of an Optionee only by such Optionee.

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     6.8  RESTRICTIONS ON ISSUANCE OF SHARES

         (a) No Shares shall be issued or delivered upon exercise of an Option unless and until there shall have been compliance with all applicable requirements of the Securities Act of 1933, as amended, all applicable listing requirements of any national securities exchange on which Shares are then listed, and any other requirement of law or of any regulatory body having jurisdiction over such issuance and delivery. The inability of the Company to obtain any required permits, authorizations, or approvals necessary for the lawful issuance and sale of any Shares hereunder on terms deemed reasonable by the Board shall relieve the Company, the Board, and any Committee of any liability in respect of the nonissuance or sale of such Shares as to which such requisite permits, authorizations, or approvals shall not have been obtained.

         (b) As a condition to the granting or exercise of any Option, the Board may require the person receiving or exercising such Option to make any representation and/or warranty to the Company as may be required under an applicable law or regulation, including but not limited to a representation that the Option and/or Shares are being acquired only for investment and without any present intention to sell or distribute such Option and/or Shares, if such a representation is required under the Securities Act of 1933, as amended, or any other applicable law, rule, or regulation.

         (c) The exercise of Options under these Plans is conditioned on approval of the Plans by the vote or written consent of the holders of a majority of the outstanding shares of the Company's Common Stock within twelve months of the adoption of the Plans. In the event such shareholder approval is not obtained within such time period, andy Options granted hereunder shall be void.

     6.9 OPTION ADJUSTMENTS.

         (a) If the outstanding shares of Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, upon authorization of the Board a proportionate adjustment shall be made in the number or kind of shares, and the per share option price thereof, which may be issued in the aggregate and to individual Optionees upon exercise of Options granted under the Plans; provided, however, that no such adjustment need by made if, upon the advice of counsel, the Board determines that such adjustment may result in the receipt of federally taxable income to holders of Options granted hereunder or the holders of Common Stock or other classes of the Company's securities.

         (b) Upon the occurrence of a Terminating Transaction, as of the effective date of such Terminating Transaction the Plans and any then outstanding Options (whether or not vested) shall terminate unless (i) provision is made in writing in connection with such transaction for the continuance of the Plans and for the assumption of such Options, or for the substitution for such Options of new options covering the securities of any successor or survivor corporation in the Terminating Transaction or any affiliate thereof, with such adjustments as the Board deems appropriate with respect to the number and kind of securities and the per share exercise price under such substituted options, in which event the Plans and such outstanding Options shall continue or be replaced, as the case may be, in the manner and under the terms so provided; or (ii) the Board otherwise shall provide in writing for such adjustments as it deems appropriate in the terms and conditions of the then outstanding Options (whether or not vested), including without limitation (A) accelerating the vesting of outstanding Options, and/or (B) providing for the cancellation of Options and their automatic conversion into the right to receive the securities or other properties which a holder of the Shares underlying such Options would have been entitled to receive upon the consummation of such Terminating Transaction had such Shares been issued and outstanding (net of the appropriate option exercise prices). If, pursuant to the foregoing provisions of this paragraph (b) the Plans and the Options shall terminate by reason of the occurrence of a Terminating Transaction without provision for any of the action(s) described in clause (i) and/or (ii) hereof, then any Optionee holding outstanding Options shall have the right, at such time immediately prior to the consummation of the Terminating Transaction as the Board shall designate, to exercise their options to the full extent not theretofore exercised, including any installments which have not yet become Accrued Installments (subject, however, to the provisions of paragraph (c) below.

         (c) In the event that (i) pursuant to the provisions of Section 6.9(b) hereof all or any portion of an outstanding Incentive Stock Option (herein an "Accelerated ISO") shall first become exercisable by an Optionee in a calendar year which is earlier than the calendar year as provided under the applicable Option Agreement at the time of the grant of such Option, and
(ii) such accelerated exercisability, when considered together with other Incentive Stock Options of such

Optionee which are first exercisable during such earlier calendar year, would be prohibited under the provision of Section 6.2 hereof (as interpreted by the Board in light of the requirements of I.R.C. Section 422A(b)(7)), then notwithstanding the provisions of Section 6.9(b) said Accelerated ISO shall be exercisable only to the extent permitted under the provisions of Section 6.2.
         (d) Except to the extent required in order to retain the qualification of an Option as an Incentive Stock Option under I.R.C. Section 422A, to the maximum extent possible any adjustments authorized under this
Section 6.9 with respect to any outstanding Options shall be made by means of appropriate adjustment to the number of shares (or other securities) and the option exercise price therefor under the unexercised portions of such outstanding Options but without changing the aggregate exercise price applicable to said unexercised portions. In all cases, the nature and extent of adjustments under this Section 6.9 shall be determined by the Board in its sole discretion, and any such extent thereof, shall be final and binding. No fractional shares of stock shall be issued under the Plans pursuant to any such adjustment.

     6.10 TAXES. The Board shall make such provisions and take such steps as it deems necessary or appropriate for the withholding of any federal, state, local and other tax required by law to be withheld with respect to the grant or exercise of an Option under the Plans, including without limitation, the deduction of the amount of any such withholding tax from any compensation or other amounts payable to an Optionee by any member of the Participating Companies, or requiring an Optionee (or the Optionee's beneficiary or legal representative) as a condition of granting or exercising an Option to pay to any member of the Participating Companies any amount required to be withheld, or to execute such other documents as the Board deems necessary or desirable in connection with the satisfaction of any applicable withholding obligation.

     6.11 LEGENDS ON OPTIONS AND STOCK CERTIFICATES. Each Option Agreement and each certificate representing Shares acquired upon exercise of an Option shall be endorsed with all legends, if any, required by applicable federal and state securities laws to be placed on the Option Agreement and/or the certificate. The determination of which legends, if any, shall be placed upon Stock Option Agreements and/or said Shares shall be made by the Board in its sole discretion and such decision shall be final and binding.


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


                                ARTICLE 7
                                ---------
                      AMENDMENT OR TERMINATION OF PLAN
                      ---------------------------------

     7.1 BOARD AUTHORITY. The Board may amend, alter, and/or terminate the Plans at any time; provided, however, that unless required by applicable law, rule, or regulation the Board shall not amend the Plans in the following respects without the approval of stockholders holding a majority interest in the Company:

            (i) To increase the maximum number of Shares available for grant under the plan;

            (ii) To provide for the administration of the Plan other than by the Board or a Committee;

            (iii) To change the manner of determining the option exercise price;

            (iv) To change the classes of Eligible Persons or Participating Companies; or

            (v) To extend the maximum Option Period or the terms of the Plans.

     7.2 LIMITATION ON BOARD AUTHORITY. The Board may amend the terms of any Option previously granted, prospectively or retroactively, and may amend the Plan in accordance with the provisions of Section 7.1; provided, however, that unless required by applicable law, rule, or regulation, no amendment of the Plan or of any Option Agreement shall affect in a material and adverse manner Options granted prior to the date of any such amendment without the consent of the Optionee holding any such affected Options.

     7.3 SUBSTITUTION OF OPTIONS. In the Board's discretion, the Board may, with an Optionee's consent, substitute Nonstatutory Sock Options for outstanding Incentive Stock Options, and any such substitution shall not constitute a new Option grant for the purposes of this Plan, and shall not require a reevaluation of the Option exercise price for the substituted Option. Any such substitution may be implemented by an amendment to the applicable Option Agreement or in such other manner as the Board in its discretion may determine.


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                                     ARTICLE 8
                                     ---------
                                 GENERAL PROVISIONS
                                --------------------

     8.1 AVAILABILITY OF PLANS. A copy of these Plans shall be delivered to the Secretary of the Company and shall be shown by the Secretary to any Eligible Person making reasonable inquiry concerning the Plans.

     8.2 NOTICE. Any notice or other communication required or permitted to be given pursuant to the Plan under any Option Agreement must be in writing and may be registered or certified mail, and if given by registered or certified mail, shall be determined to have been given and received when a registered or certified letter containing such notice, properly addressed with postage prepaid, is deposited in the United State mails; and if given otherwise than by registered or certified mail, it shall be deemed to have been given when delivered to and received by the party to whom addressed. Notice shall be given to Eligible Persons at their most recent addresses shown in the company's records. Notice to the company shall be addressed to the company at the address of the company's principal executive offices, to the attention of the Secretary of the company.

     8.3 TITLES AND HEADINGS. Titles and headings of sections of this Plan are for convenience of reference only and shall not affect the construction of any provisions of this Plan.

     8.4 GOVERNING LAW. This Plan shall be goverened by, interpreted under, and construed and enforced in accordance with the internal laws, and not the laws pertaining to conflicts or choice of laws, of the State of California applicable to agreements made and to be performed wholly within the State of California.

                              STOCK OPTION AGREEMENT

      This Stock Option Agreement ("Agreement") is made effective as of this _____ day of __________ 19__ ("Option Grant Date"), by and between Data Dimensions, Inc., a Delaware corporation ("Company"), and _________________ ("Optionee").

                           STATEMENT OF BACKGROUND FACTS

      The Board of Directors of the Company has established the Data Dimensions, Inc. 1988 Incentive Stock Option Plan ("Incentive Stock Option Plan") and the Data Dimensions, Inc. 1988 Nonstatutory Stock Option Plan ("Nonstatutory Stock Option Plan") (Collectively, the "Plans").

      Pursuant to the provisions of the Plans, the Board of Directors of the Company or a Committee designated by the Board in accordance with the Plans, by action taken on _____________, 19__, granted to the Optionee options ("Options") to purchase shares of the common stock of the Company ("Common Stock") on the terms and conditions set forth herein.

      In consideration of the foregoing and of the mutual covenants set forth herein and other good and valuable consideration, the parties hereto agree as set forth below. Unless otherwise defined herein, capitalized terms shall have the same meaning as defined in the Plans.

   1. THE OPTIONS. The Optionee may, at the Optionee's option and on the terms and conditions set forth herein, purchase:

      (a) All or any part of an aggregate of _____ shares of Common Stock under the Incentive Stock Option Plan at the price per share set forth in
Section 2 below; and/or

      (b) All or any part of an aggregate of _____ shares of Common Stock under the Nonstatutory Stock Option Plan at the price per share set forth in
Section 2 below.

   2. OPTION PRICE AND EXERCISE DATES. The Options shall be exercisable at the option price ("Option Price") as to the specified number of shares ("Optioned Shares") on and after the "Start" dates and on or before the "Termination" dates set forth below:


                                                           Exercise Dates
                    Number             Option           ---------------------
   Plan           of Shares            Price             Start    Termination
---------        -----------         ---------          -------  -------------






      Optionee acknowledges that Optionee has no right whatsoever to exercise the Options granted hereunder with respect to any Optioned Shares covered by any installment until such installment accrues as provided above. Optionee further understands that the Options granted hereunder shall expire and become unexercisable as provided in the Plans.

   3. GOVERNING PLANS. A copy of the document evidencing the Plans has been delivered to Optionee on or before the date of execution of this Agreement, and receipt of such copy is hereby expressly acknowledged by Optionee. This Agreement hereby incorporates by reference the Plan document and all of the terms and conditions of the Plans as the same may be amended from time to time hereafter in accordance with the terms thereof. The terms of this Agreement shall in no manner limit or modify the controlling provisions of the Plans, and in the case of any conflict between the provisions of the Plans and this Agreement, the provisions of the Plans shall be controlling and binding upon the parties hereto.

   4. CERTAIN REPRESENTATIONS AND WARRANTIES. Optionee expressly acknowledges, represents and agrees:

         (i) that Optionee has read and understands the terms and provisions of the Plans, and hereby accepts this Agreement subject to all the terms and provisions of the Plans, including without limitation the provisions of Articles 6 and 7 of the Plans.

        (ii) that Optionee shall accept as binding, conclusive and final all decisions or interpretations of the Board or of the Committee upon any questions arising under the Plans.

       (iii) that Optionee understands that the existence of the Plans and execution of this Agreement are not sufficient by themselves to cause any exercise of any Incentive Stock Options granted under the Incentive Stock Stock Option Plan and this Agreement to qualify for favorable tax treatment through the application of IRC Section 422A(a); and that Optionee must, in order to so qualify, individually meet by the Optionee's own action all applicable requirements of Section 422A, including without limitation that no disposition of an Optioned Share may be made by Optionee within two (2) years from the date of the granting of the Options nor within one (1) year after the transfer of such Optioned Share to the Optionee.

         (iv) that if use of Common Stock to pay the exercise price of the Options is authorized by the Board pursuant to the discretion granted to the Board under the Plans, Optionee has been advised to consult with a competent tax advisor regarding the applicable tax consequences prior to utilizing Common Stock to exercise an Option.

          (v)  that if Optionee is a person subject to the provisions of
Section 16 of the Securities Exchange Act of 1934, Optionee has been advised to consult with a competent federal securities law advisor as to the reporting obligations and potential liability for profits under said Section 16 with respect to the granting and exercise of the Options.

   5.  NO EMPLOYMENT RIGHTS.

         (a) Nothing in the Plans or in this Option Agreement shall be construed to create any contract of employment between any of the Participating Companies and the Optionee or confer upon the Optionee any right to continue in the employ of any of the Participating Companies. The Participating Companies shall have the right to deal with the Optionee in the same manner as if the Plans and this Option Agreement did not exist, including, without limitation, with respect to all matters related to the hiring, discharge, compensation and conditions of employment of Optionee. Unless otherwise expressly set forth in a separate employment agreement between a Participating Company and Optionee, the employment by such Participating Company is at-will, and the Participating Company may terminate Optionee's employment by such Participating Company at any time for any reason deemed sufficient by said Participating Company.

         (b) Any question(s) as to whether and when there has been a termination of Optionee's employment, the reason for such termination, and/or consequences thereof under the terms of the Plans shall be determined by the Board in its sole discretion, and the Board's determination thereof shall be final and binding.

   6. GOVERNING LAW. This Plan shall be governed by, interpreted under, and construed and enforced in accordance with the internal laws, and not the laws pertaining to conflicts or choice of laws, of the State of California applicable to agreements made and to be performed wholly within the State of California.

   7. AGREEMENT BINDING ON SUCCESSORS. The terms of this Agreement shall be binding upon the executors, administrators, heirs, successors, transferees and assignees of the Optionee.

   8. COSTS OF LITIGATION. In any action at law or in equity to enforce any of the provisions or rights under this Agreement or the Plans, the unsuccessful party to such litigation as determined by the court in a final judgment or decree, shall pay the successful party or parties all costs, expenses and reasonable attorneys' fees incurred by the successful party or parties (including without limitation costs, expenses and fees on any appeals), and if the successful party recovers judgment in any such action or proceeding, such costs, expenses and attorneys' fees shall be included as part of the judgment.

   9. NECESSARY ACTS. The Optionee shall perform all acts and execute and deliver any documents that may be reasonably necessary to carry out the provisions of this Agreement, including by not limited to all acts and documents related to compliance with federal and/or state securities and/or tax laws.

   10. COUNTERPARTS. For convenience, this Agreement may be executed in any number of identical counterparts, each of which shall be deemed a complete original in itself, and may be introduced in evidence or used for any other purpose without the production of any other counterparts.

   11. INVALID PROVISIONS. In the event that any provision of this Agreement is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid and unenforceable provision was not contained herein.

      IN WITNESS WHEREOF, the Company and the Optionee have executed this Agreement effective as of the date first written above.

DATA DIMENSIONS, INC.                               OPTIONEE

By:  __________________________                     _________________________
                                                    Signature

     __________________________                     _________________________
     Printed Name                                   Printed Name

     __________________________                     _________________________
     Title                                          Street Address

                                                    _________________________
                                                    City and State

                                                    _________________________
                                                    Social Security Number

      By his or her signature below, the spouse of the Optionee, if such Optionee is legally married as of the date of Optionee's execution of this Agreement, acknowledges that he or she has read this Agreement and the Plans and is familiar with the terms and provisions thereof, and agrees to be bound by all the terms and conditions of said Agreement and said Plans.

                                                   __________________________
                                                   Spouse's Signature

                                                   __________________________
                                                   Printed Name

                                                   Dated: ___________________

      By his or her signature below, the Optionee represents that he or she is not legally married as of the date of execution of this Agreement.

                                                   __________________________
                                                   Optionee's Signature

                                                   Dated: ___________________

1481W